Exhibit E

Share Ownership of the Funds

The following table sets forth the information concerning beneficial and record ownership as of June 30, 2007, of the Funds’ shares by each person who owned of record, or who was known by the Fund to own beneficially, more than 5% of the voting securities of any Fund.

Name and Address			Percentage of
of Shareholder	Fund	Shares Owned	Outstanding Shares

Charles Schwab & Co., Inc.[1]	Focus Fund	31,003,163.408	12.97%
101 Montgomery Street,	Growth Fund	33,080,669.841	24.63%
San Francisco, CA 94104	21st Century Fund	44,368,927.831	36.65%
	International
	Opportunities Fund	11,811,819.016	28.67%
	Flexible Capital Fund	237,699.197	9.95%

National Financial	Focus Fund	137,860,394.068	57.67%
Services Corp (Fidelity)[1]	Growth Fund	27,735,020.111	20.65%
200 Liberty Street	21st Century Fund	35,925,803.497	29.68%
One World Financial Center	International
New York, NY 10281	Opportunities Fund	9,539,951.060	23.16%
	Flexible Capital Fund	291,051.447	12.18%

Thomas F. Marsico	Flexible Capital Fund	750,000.000	31.38%
1200 17th Street	Global Fund	250,000.000	35.14%
Suite 1600
Denver, Colorado 80202

Ameritrade Inc.[1]	Flexible Capital Fund	185,150.55	7.75%
P.O. Box 2226
Omaha, NE 68103

E-1

KO-OP XVIII LLC	Flexible Capital Fund	166,182.718	6.95%
5291 E. Yale Avenue	Global Fund	170,503.470	23.97%
Denver, CO 80222

Christopher J. Marsico and	Global Fund	100,000.000	14.06%
Tammy C. Marsico
1200 17th Street, Suite 1600
Denver, CO 80202

Christopher J. Marsico,	Global Fund	75,000.000	10.54%
Trustee for James D. Marsico Trust
1200 17th Street, Suite 1600
Denver, CO 80202

Christopher J. Marsico,	Global Fund	75,000.000	10.54%
Trustee for Peter C. Marsico Trust
1200 17th Street, Suite 1600
Denver, CO 80202
____________________

1

The Trust’s shares can be sold through broker-dealer intermediaries such as those listed above, which generally establish single, omnibus accounts with the Trust’s transfer agent. The beneficial owners of these shares, however, are the individual investors who maintain accounts within these broker-dealer intermediaries.

E-2

Marsico Investment Funds
PO Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico Focus Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Focus Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at ___ a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO FOCUS FUND

VOTE ON PROPOSALS

1.

MARSICO FOCUS FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico Focus Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.

Marsico Funds
P.O. Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico Growth Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Growth Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at ____ a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO GROWTH FUND

VOTE ON PROPOSALS

1.

MARSICO GROWTH FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico Growth Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.

Marsico Funds
P.O. Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico 21st Century Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico 21st Century Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at _____ a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO 21st CENTURY FUND

VOTE ON PROPOSALS

1.

MARSICO 21st CENTURY FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico 21st Century Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.

Marsico Funds
P.O. Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico International Opportunities Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico International Opportunities Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at ____ a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO INTERNATIONAL OPPORTUNITIES FUND

VOTE ON PROPOSALS

1.

MARSICO INTERNATIONAL OPPORTUNITIES FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico International Opportunities Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.

Marsico Funds
P.O. Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico Flexible Capital Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Flexible Capital Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at ____ a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO FLEXIBLE CAPITAL FUND

VOTE ON PROPOSALS

1.

MARSICO FLEXIBLE CAPITAL FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico Flexible Capital Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.

Marsico Funds
P.O. Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico Global Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Global Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at _____ a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO GLOBAL FUND

VOTE ON PROPOSALS

1.

MARSICO GLOBAL FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico Global Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.